Exhibit 10.2

ALTIMAR SPONSOR II, LLC

c/o HPS Investment Partners, LLC

40 West 57th Street, 33rd Floor

New York, NY 10019

November 16, 2021

Altimar Acquisition Corp. II

c/o HPS Investment Partners, LLC

40 West 57th Street, 33rd Floor

New York, NY 10019

Fathom Holdco, LLC

CORE Fund I Blocker-5 LLC

CORE Fund I Blocker-2 LLC

c/o CORE Industrial Partners, LLC

150 N. Riverside Plaza, Suite #2050

Chicago, Illinois 60606

SG (MCT) Blocker, LLC

c/o Siguler Guff & Company, LP

200 Park Avenue, 23rd Floor

New York, NY 10166

Attention: SBOFDeals@sigulerguff.com

Re:	Amendment to Forfeiture and Support Agreement

Ladies and Gentlemen:

Reference is made to that certain Forfeiture and Support Agreement, dated as of July 15, 2021 (as the same may be amended, restated or amended and restated from time to time in accordance with its terms, the “Forfeiture and Support Agreement”), by and among Altimar Acquisition Corp. II, a Cayman Islands exempted company (the “Buyer”), Altimar Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”), the individuals identified on the signature pages thereto (each, an “Individual Class B Holder”), CORE Industrial Partners, LLC, a Delaware Limited Liability Company (“CORE”), Fathom Holdco, LLC, a Delaware limited liability company (“Fathom”), CORE Fund I Blocker-5 LLC, a Delaware limited liability company (“Fathom Blocker 1”), CORE Fund I Blocker-2, LLC, a Delaware limited liability company (“Fathom Blocker 2”), and SG (MCT) Blocker, LLC, a Delaware limited liability company (“Fathom Blocker 3” and together with Fathom Blocker 1 and Fathom Blocker 2, the “Fathom Blockers”). Unless otherwise expressly provided herein, capitalized terms shall have the respective meanings assigned to them in the Forfeiture and Support Agreement.

RECITALS

WHEREAS, Buyer, Sponsor and the Individual Class B Holders have entered into the Forfeiture and Support Agreement;

WHEREAS, pursuant to Section 13 of the Forfeiture and Support Agreement, such agreement may only be changed, amended or modified by a written instrument executed by all parties thereto (including each addressee thereof); and

WHEREAS, Buyer, Sponsor, the Individual Class B Holders, CORE, Fathom and the Fathom Blockers desire to amend certain provisions of the Forfeiture and Support Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set out and of other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

1.    Amendments to the Forfeiture and Support Agreement. Effective as of the date hereof:

a.    Amendment to Section 2. Section 2 of the Forfeiture and Support Agreement is hereby amended and replaced in its entirety with the following:

“Effective upon and subject to the Closing, (a) Sponsor and each Individual Class B Holder shall irrevocably automatically forfeit and surrender, for no additional consideration and without any further action on the part of any other Person, its respective allocable portion of the Forfeited Shares (as defined below), which would otherwise be held by the Sponsor or such Individual Class B Holders as a result of the automatic conversion of shares of Altimar Class C Common Stock after giving effect to the Anti-dilution Waiver (the “Forfeiture”), the Domestication and the Closing and (b) Buyer acknowledges and agrees to, immediately following the Forfeiture, issue 1,293,750 additional newly issued shares of Altimar Class A Common Stock which shall be allocated in accordance with the terms and conditions of the Business Combination Agreement and the Allocation Statement.”

b.    Amendment to Section 11. Clause (a) of Section 11 of the Forfeiture and Support Agreement is hereby amended to replace “$15.00 per share” with “$12.50 per share”.

c.    Amendment to Section 12(d). Section 12(d) of the Forfeiture and Support Agreement is hereby amended and replaced in its entirety with the following:

““Forfeited Shares” means 2,587,500 aggregate shares of Altimar Class A Common Stock allocated among Sponsor and the Individual Class B Holders as set forth in Schedule B. “Forfeited” shall have a correlative meaning to “Forfeiture” for purposes of this Agreement.”

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d.    Additional Schedules. Schedule A and Schedule B to this Letter Agreement are hereby added, respectively, as Schedule A and Schedule B to the Forfeiture and Support Agreement.

2.    Miscellaneous. The terms, conditions and provisions of the Forfeiture and Support Agreement, as amended by this Letter Agreement, remain in full force and effect. The execution, delivery and effectiveness of this Letter Agreement shall not operate as a waiver of any right, power or remedy of any party under the Forfeiture and Support Agreement, nor constitute a waiver or amendment of any provision of the Forfeiture and Support Agreement. This Letter Agreement shall be governed by, and otherwise construed in accordance with, the terms of the Forfeiture and Support Agreement, as though the other provisions of this Letter Agreement were set forth in the Forfeiture and Support Agreement. This Letter Agreement may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

[Signature Pages Follow]

3

ALTIMAR SPONSOR II, LLC

By:	/s/ Tom Wasserman
Name: Tom Wasserman
Title: Chief Executive Officer

INDIVIDUAL CLASS B HOLDERS

By:	/s/ Kevin Beebe
Name: Kevin Beebe

INDIVIDUAL CLASS B HOLDERS

By:	/s/ Payne Brown
Name: Payne Brown

INDIVIDUAL CLASS B HOLDERS

By:	/s/ Rick Jelinek
Name: Rick Jelinek

INDIVIDUAL CLASS B HOLDERS

By:	/s/ Roma Khanna
Name: Roma Khanna

INDIVIDUAL CLASS B HOLDERS

By:	/s/ Michael Rubenstein
Name: Michael Rubenstein

INDIVIDUAL CLASS B HOLDERS

By:	/s/ Vijay Sondhi
Name: Vijay Sondhi

INDIVIDUAL CLASS B HOLDERS

By:	/s/ Michael Vorhaus
Name: Michael Vorhaus

Agreed and accepted as of the date set forth above:

ALTIMAR ACQUISITION CORP. II

By:	/s/ Tom Wasserman
	Name:	Tom Wasserman
	Title:	Chief Executive Officer

FATHOM HOLDCO, LLC

By:	/s/ John May
	Name:	John May
	Title:	President

CORE INDUSTRIAL PARTNERS, LLC

By:	/s/ John May
	Name:	John May
	Title:	President

CORE FUND I BLOCKER-5 LLC

By:	/s/ John May
	Name:	John May
	Title:	Managing Partner

CORE FUND I BLOCKER-2, LLC

By:	/s/ John May
	Name:	John May
	Title:	Managing Partner

[Signature Page to Sponsor Agreement]

SG (MCT) BLOCKER, LLC

By:	/s/ Joshua Posner
	Name:	Joshua Posner
	Title:	Authorized Signatory

[Signature Page to Sponsor Agreement]

SCHEDULE A

INDIVIDUAL CLASS B HOLDER OWNERSHIP

Holder	Cayman Class B Shares Owned
Kevin Beebe	25,000

Payne Brown	25,000

Rick Jelinek	25,000

Roma Khanna	25,000

Michael Rubenstein	25,000

Vijay Sondhi	25,000

Michael Vorhaus	25,000

SCHEDULE B

FORFEITED SHARES

Holder	Cayman Class B Shares Forfeited
ALTIMAR SPONSOR II, LLC	2,535,000

Kevin Beebe	7,500

Payne Brown	7,500

Rick Jelinek	7,500

Roma Khanna	7,500

Michael Rubenstein	7,500

Vijay Sondhi	7,500

Michael Vorhaus	7,500